Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Amendment No. 1 to the Statement on Schedule 13D, and any subsequent amendments thereto, to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of April, 2011.

TCG Holdings, L.L.C.

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Managing Director

TC Group, L.L.C.

By: TCG Holdings, L.L.C.,
as its Managing Member

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Managing Director

TC Group IV Managing GP, L.L.C.

By: TC Group, L.L.C.,
as its Managing Member

By: TCG Holdings, L.L.C.,
as its Managing Member

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Managing Director

TC Group IV, L.P.

By: TC Group IV Managing GP, L.L.C.,
as its Managing Member

By: TC Group, L.L.C.,
as its Managing Member

By: TCG Holdings, L.L.C.,
as its Managing Member

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Managing Director

Carlyle Partners IV, L.P.

By: TC Group IV, L.P.,
as its General Partner

By: TC Group IV Managing GP, L.L.C.,
as its General Partner

By: TC Group, L.L.C.,
as its Managing Member

By: TCG Holdings, L.L.C.,
as its Managing Member

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Managing Director

CP IV Coinvestment, L.P.

By: TC Group IV, L.P.,
as its General Partner

By: TC Group IV Managing GP, L.L.C.,
as its General Partner

By: TC Group, L.L.C.,
as its Managing Member

By: TCG Holdings, L.L.C.,
as its Managing Member

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Managing Director

DBD Cayman Holdings Ltd.

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

DBD Cayman Ltd.

By: DBD Cayman Holdings Ltd.,
as its sole shareholder

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TCG Holdings Cayman II, L.P.

By: DBD Cayman Ltd.,
as its General Partner

By: DBD Cayman Holdings Ltd.,
as its sole shareholder

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group Cayman Investment Holdings, L.P.

By: TCG Holdings Cayman II, L.P.,
as its General Partner

By: DBD Cayman Ltd.,
as its General Partner

By: DBD Cayman Holdings Ltd.,
as its sole shareholder

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

CEP II Managing GP Holdings, Ltd.

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Director

CEP II Managing GP, L.P.

By: CEP II Managing GP Holdings, Ltd.,
as its General Partner

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Director

CEP II U.S. Investments, L.P.

By: CEP II Managing GP, L.P.,
as its General Partner

By: CEP II Managing GP Holdings, Ltd.,
as its General Partner

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Director

Carlyle Europe Partners II, L.P.

By: CEP II Managing GP, L.P.,
as its General Partner

By: CEP II Managing GP Holdings, Ltd.,
as its General Partner

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Director

CEP II Participations S.à r.l. SICAR

By: CEP II Managing GP Holdings, Ltd.,
as its Manager

By:	/s/ R. Rainey Hoffman as attorney-in-fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Director